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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event):   January 5, 2006





                          DEEP FIELD TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its chapter)



 NEW JERSEY                         333-120506                   20-1862733
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 (State of                         (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:         (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

On January 5, 2006, Deep Field Technologies, Inc. (the "Company") issued 1 million shares of its Class A Common Stock, no par value per share, to Lawrence
A. Muenz in lieu of payment of $10,481.81 for legal services provided by his law firm, Meritz & Muenz LLP. The issuance of the foregoing securities by the Company was a private placement made in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On January 5, 2006, the Company issued to Jerome Mahoney and Mark Meller 1 million shares of its Class A Common Stock, no par value per share, respectively, in lieu of $8,385 of deferred compensation owed to each executive. Under the terms of each executive's employment agreement with the Company, the executive has agreed to accept the Company's Class B Common Stock, $.01 par value per share, in lieu of compensation, until the Company has the financial resources to pay the compensation in cash. Therefore, this stock issuance of Class A Common Stock is equal to the equivalent number of Class A Common Stock shares that would have been issued had the executive first been issued Class B Common Stock that was thereafter converted into Class A Common Stock. The issuance of the foregoing securities by the Company was a private placement made in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On January 9, 2006, Deep Field Technologies, Inc. (the "Company") issued 1 million shares of its Class A Common Stock, no par value per share, to Lawrence
A. Muenz in lieu of payment of $10,254.86 for legal services provided by his law firm, Meritz & Muenz LLP. The issuance of the foregoing securities by the Company was a private placement made in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On January 9, 2006, the Company issued to Jerome Mahoney and Mark Meller 3,250,000 shares of its Class A Common Stock, no par value per share, respectively, in lieu $27,300 of deferred compensation owed to each executive. Under the terms of each executive's employment agreements with the Company, the executive has agreed to accept the Company's Class B Common Stock, $.01 par value per share, in lieu of compensation, until the Company has the financial resources to pay them salary in cash. Therefore, this stock issuance of Class A Common Stock is equal to the equivalent number of Class A Common Stock shares that would have been issued had the executive first been issued Class B Common Stock that was thereafter converted into Class A Common Stock. The issuance of the foregoing securities by the Company was a private placement made in reliance on Section 4(2) of the Securities Act of 1933, as amended.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FIELD TECHNOLOGIES, INC,


Date: March 24, 2006                   By: /s/  Mark Meller
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                                           Mark Meller
                                           President and Chief Executive Officer